UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2017 (July 12, 2017)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 12, 2017, Healthcare Trust of America, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) for the purpose of acting on the following two proposals properly brought before the meeting:
(1) the election of the following individuals to the Company’s board of directors: Scott D. Peters, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Peter N. Foss, Daniel S. Henson, Larry L. Mathis, and Gary T. Wescombe;
(2) the approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement;
(3) to recommend, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers; and
(4) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
Election of Directors
At the Annual Meeting, our stockholders elected all the director nominees identified above to serve until the Annual Meeting in 2018 and until their successors are duly elected and qualified. Set forth below are the final voting tallies from the Annual Meeting relating to such election of director nominees:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
Scott D. Peters	108,946,909	2,395,411	1,727,104	19,290,219	98%
W. Bradley Blair, II	89,864,899	23,014,713	189,812	19,290,219	80%
Maurice J. DeWald	111,782,036	1,087,654	199,734	19,290,219	99%
Warren D. Fix	87,821,947	25,083,885	163,592	19,290,219	78%
Peter N. Foss	111,867,107	1,001,069	201,248	19,290,219	99%
Daniel S. Henson	90,247,828	22,623,754	197,842	19,290,219	80%
Larry L. Mathis	89,862,054	23,011,597	195,773	19,290,219	80%
Gary T. Wescombe	111,777,093	1,091,658	200,673	19,290,219	99%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Advisory Vote to Approve Executive Compensation
At the Annual Meeting, our stockholders approved, on an advisory basis, the compensation of our named executive officers. Set forth below are the final voting tallies from the Annual Meeting relating to such advisory vote to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
82,167,398	30,548,425	353,601	19,290,219	73%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.
Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
At the Annual Meeting, our stockholders did not approve, on an advisory basis, the recommended three-year frequency vote for frequency of future advisory votes to approve the compensation of our named executive officers. Set forth below are the final voting tallies from the Annual Meeting relating to such advisory vote, indicating stockholders’ preference for a one-year frequency for future advisory votes to approve the compensation of our named executive officers:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes	% of Votes Three Year*
17,953,807	434,862	94,362,564	318,191	19,290,219	16%
* Note that % of “Votes Three Years” excludes abstentions and broker non-votes, consistent with the Company’s charter.
The Company’s Board of Directors has determined that the Company will hold an annual stockholder advisory vote to approve the compensation of our named executive officers until the next required advisory vote on the frequency of stockholder advisory votes to approve the compensation of our named executive officers.

Ratification of Auditors
At the Annual Meeting, our stockholders ratified the appointment of Deloitte & Touch LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Set forth below are the final voting tallies from the Annual Meeting relating to such auditor ratification:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For*
131,306,599	752,528	300,516	—	99%
* Note that % of “Votes For” excludes abstentions and broker non-votes, consistent with the Company’s charter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 14, 2017	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman